UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2024

Elevai Labs Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41875	85-1399981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 250 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 21, 2024, Elevai Biosciences Inc. (“Elevai Biosciences”), a subsidiary of Elevai Labs Inc. (the “Company”), released what the Company believes to be encouraging past preclinical data from 2022 for EL-32, a pioneering dual-action blocker targeting myostatin and activin-A. Preclinical results generated from the Company’s licensing partner in a 2022 study (“Efficacy Study of New Drug Candidate for Sarcopenia,” such entitled study the “Clinical Study”) indicated that EL-32 may offer a breakthrough approach to obesity treatment by simultaneously preserving muscle mass and reducing fat mass when used alongside popular weight loss therapies such as GLP-1 receptor agonists.

EL-32, an engineered probiotic expressing dual myostatin & activin-A, targets two clinically validated targets that play an important role in regulating muscle. In 15-week preclinical studies on aged C57BL/6J mice, EL-32 administration resulted in statistically significant improvements across key measures of physical muscular function and body composition. Highlights from the results of these studies include:

●	Enhanced grip strength, with notable, statistically significant increases observed at week 15.
●	Improved motor performance, evidenced by longer, statistically significant rotarod latency durations.
●	Optimized body composition, demonstrated by DEXA scans.

Based on this preclinical data, the Company believes that EL-32 has the potential to treat obesity in combination with GLP-1 by preserving muscle mass while decreasing fat mass. The Company intends to conduct additional animal studies to advance EL-32 towards an Investigational New Drug (IND) application to the U.S. Food and Drug Administration. The Company anticipates that full preclinical data is expected to be shared at a future scientific conference.

The above is a summary of the preclinical data and is qualified in its entirety by reference to the results of the Clinical Study filed to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1. The Company’s press release regarding the aforementioned preclinical results, issued on October 21, 2024, and which contains more information regarding the aforementioned preclinical data, is filed to this Report as Exhibit 99.2.

Forward Looking Statements

This Report, including Exhibits 99.1 and 99.2 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company’s management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Results of Efficacy Study of New Drug Candidate for Sarcopenia
99.2	Press Release dated October 21, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2024

Elevai Labs, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President and Director

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